SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20509

                              FORM 8-K

                           CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                          March 26, 2002
                          --------------
                         Date of Report
               (Date of Earliest Event Reported)

                   CYBERTEL COMMUNICATIONS CORP.
                   -----------------------------
       (Exact Name of Registrant as Specified in its Charter)

      Nevada                 0-26913             86-0862532
      ------                 -------             ----------
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
Jurisdiction)

                        2820 La Mirada Drive, #H
                        Vista, California 92083
                        -----------------------
                 (Address of Principal Executive Offices)

                              (858) 646-7410
                              --------------
                       Registrant's Telephone Number

Item 5.   Other.

          On March 26, 2002, the Board of Directors of Cybertel Communications Corp. ("Cybertel" or the "Company") adopted resolutions pursuant to which the Company entered into the following agreements with Alpha Capital
Aktiengesellschaft ("Alpha Capital"), as described below:

               An 8% Convertible Note for the sum of $200,000 due March 26, 2007, convertible at the lesser of (i) $.216; or (ii) eighty percent (80%) of the three lowest closing bid prices for the common stock as reported by the NASD OTC Bulletin Board, NASDAQ SmallCap Market, NASDAQ National Market System, American Stock Exchange, New York Stock Exchange or "Pink Sheets"
               (whichever of the foregoing is at the time the principal trading exchange or market for the common stock, the "Principal Market"), or if not then trading on a Principal Market, such other principal market or exchange where the common stock is listed or traded for the thirty trading days immediately preceding but not including the conversion date;

               A Common Stock Purchase Warrant for the right to purchase 200,000 shares of common stock of the Company exercisable at a purchase price of $.33;

               A related Subscription Agreement regarding the 8%
               Convertible Note and the Common Stock Purchase Warrant, granting, among other rights, registration rights of the exercise and/or conversion of any of the notes and/or warrants described and protection against dilution in certain events, including the payment of dividends or splits or in the event of any merger where we are not the survivor, or any reclassification or capital reorganization; and

               A related Fund Escrow Agreement respecting the disbursement of the proceeds of the 8% Convertible Note and related matters.

     For information or additional terms of the foregoing, see the copies of these agreements that are attached hereto. Copies of the Subscription Agreement regarding a 8% Convertible Note convertible into shares of the Company's $0.001 par value common stock; the related Common Stock Purchase Warrant; the related Convertible Note; and the related Funds Escrow Agreement, are attached hereto and incorporated herein by reference. See Item 7.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

          (a)  Financial Statements of Businesses Acquired.

               None; not applicable.

          (b)  Pro Forma Financial Information.

               None; not applicable.

          Exhibits.

Exhibit
Number                   Description
------                   -----------

10.1                     Subscription Agreement
                              Exhibit A-Form of Note
                              Exhibit B-Form of Legal Opinion
                              Exhibit C-Form of Common Stock Purchase Warrant
                              Schedule 2(d)-Additional Issuances
                              Schedule 2(t)-Capitalization
                              Schedule 7(e)-Use of Proceeds
                              Schedule 10.1-Other Securities to be Registered

10.2                     Funds Escrow Agreement

Item 9.   FD Disclosure






                             SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CYBERTEL COMMUNICATIONS CORP.


Date: 4/4/02                  By:/s/Richard D. Mangiarelli
     -------------               --------------------------------------
                                 Richard D. Mangiarelli
                                 CEO, President and Director